UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-22533

                    Duff & Phelps Global Utility Income Fund Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500

                                 Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder Duff & Phelps Global Utility Income Fund Inc. 200 South Wacker Drive, Suite 500 Chicago, Illinois 60606	Lawrence R. Hamilton, Esq. Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-368-5510

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Item 1. Reports to Stockholders.

The Annual Report to Stockholders follows.

Annual Report

October 31, 2014

LETTER TO SHAREHOLDERS

December 19, 2014

Dear Fellow Shareholders:

We are pleased to present this fourth annual report for the Duff & Phelps Global Utility Income Fund Inc. (“DPG” or the “Fund”).

In the six months since our last letter, the U.S. appears to have recovered from the unseasonably cold winter of 2013-2014, with the employment picture looking brighter and growth steadier. Conversely, it appears that European economic activity has suffered from a renewed sluggishness, and recent economic reports have indicated that Japan is in recession. While the Federal Open Market Committee (“FOMC”), the committee within the Federal Reserve that sets domestic monetary policy, has announced that its quantitative easing program will be winding down, in other parts of the world, central banks are following policies involving varying degrees of continued quantitative easing. Short-term interest rates in the U.S. have remained near zero, and long-term yields have traded between 2.1% and 2.7%. Equity prices in most developed markets are in positive territory thus far in 2014, with the U.S. markets displaying the most strength.

Our portfolio strategy has not changed materially in the past six months: we are maintaining our focus on companies with strong business fundamentals, which we believe will underpin a company’s ability to continue, and perhaps grow, dividend payments to shareholders. Overall, we believe the Fund’s concentration on income from equities in utility and midstream energy companies remains an attractive investment focus.

Performance Review: Consistent with the income orientation that is a primary component of the Fund’s objective, in September 2014, the Fund’s Board of Directors declared a quarterly dividend of 35 cents per share of common stock payable in December. The 35-cent-per-share quarterly rate, without compounding, would be $1.40 annualized, which is equal to 6.4% of the October 31, 2014, closing price of $21.92 per share.

On a net asset value (“NAV”) basis, the Fund’s annualized total return (reflecting income plus change in the net asset value of the portfolio) was 15.4% from the inception date of July 29, 2011, through October 31, 2014, outperforming the Composite Index, which had an 11.2% annualized total return. The Composite Index is composed of the MSCI U.S. Utilities Index, the MSCI World ex U.S. Utilities Index, the MSCI World Telecom Services Index, and the Alerian MLP Index, weighted to reflect the stock sector allocation of the Fund. On a market price basis, the Fund had a total return of 10.6% from inception, below the 11.2% return of the Composite Index. For the Fund’s fiscal year ended October 31, 2014, the Fund’s NAV total return was 18.6%, the market price total return was 21.1%, and the broader S&P 500 Index displayed a total return of 17.3%. In the six months ended October 31, 2014, the total returns for the Fund’s NAV and market price were 7.0% and 10.8%, respectively, compared to a total return of 3.7% for the Composite Index.

The table below compares the performance of the Fund to various market indices.

Total Returns[1] For the period indicated through October 31, 2014
	One Year	Three Years (annualized)	From Inception 7/29/11 (annualized)
Duff & Phelps Global Utility Income Fund Inc.
Market Value[2]	21.1%	12.1%	10.6%
Net Asset Value[3]	18.6%	15.0%	15.4%
Composite Index[4]	11.3%	12.4%	11.2%
MSCI U.S. Utilities Index[4]	20.0%	12.7%	13.5%
MSCI World ex U.S. Utilities Index[4]	6.4%	5.6%	2.4%
MSCI World Telecom Services Index[4]	3.6%	11.5%	9.3%
Alerian MLP Index[4]	16.9%	17.2%	17.3%
S&P 500 Index	17.3%	19.8%	17.2%

¹	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total return on market value shown in the table. Source: Administrator of the Fund.
[3]	Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the Fund’s expenses (ratios detailed on page 16 of this report) reduce the Fund’s NAV, they are already reflected in the Fund’s total return on NAV shown in the table. NAV represents the underlying value of the Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the Fund.
[4]	The Composite Index is a composite of the returns of the MSCI U.S. Utilities Index, the MSCI World ex U.S. Utilities Index, the MSCI World Telecom Services Index, and the Alerian MLP Index, weighted monthly to reflect the stock sector allocation of the Fund based on beginning of quarter market values. The indices are calculated on a total return basis with dividends reinvested. Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges; and they are not available for direct investment. Source: Index returns were obtained from MSCI, Alerian, and Bloomberg.

Market and Fund Update: Broader market equity indices have been volatile over the past few months, rising through early autumn and then retreating sharply. Since mid-October, however, many new all-time highs have been achieved. Dividend-paying stocks, particularly utilities, have been very strong. We believe this performance has been driven, in part, by the income generated by these securities compared to both long- and short-term fixed income alternatives.

The U.S. economy appears to have staged a nice recovery during the last six months after suffering through the long, very cold winter. Real GDP has grown at an annualized rate of over 4% over the last six months, according to the preliminary estimate by the Bureau of Economic Analysis. In just the third quarter, real GDP rose 3.9% at an annualized rate, with positive contributions from personal consumption, exports, business investment, as well as federal and state and local government spending.

Employers have added 200,000 jobs or more in each of the last nine months, and the unemployment rate fell to 5.8% in October. While the labor participation rate is still relatively low and wage growth has been slow, the trends appear to be moving in the right direction. Other data suggest the housing recovery is continuing, and bank lending data appear constructive, as well.

Going forward, near-term we would expect the growth rate to slow somewhat compared to the last two quarters. First, with growth in Europe very sluggish, China’s rate of economic growth slowing, and Japan in recession, U.S. net exports are likely to be a drag on growth. Second, federal government defense expenditures added materially to real GDP growth in the third quarter, and we do not expect that to recur. Last, the decline in energy prices is a two-edged sword: while consumer spending benefits from lower gasoline prices, any slowdown in business investment related to oil exploration and production will reduce overall business investment spending. How the two effects will balance out is the question. Nevertheless, we would like to see an improvement in wage growth to underpin a more sustainable consumer spending profile.

Turning to inflation, the most recent data indicate a potential firming in the rate of increase in measures like the Consumer and Producer Price Indexes, although the pace of the increase is still low. The FOMC has been concerned about the development of deflationary tendencies, so some pickup in the pace should be a welcome sign. We expect the FOMC to continue to be “data driven,” weighing its interpretation of labor market developments, the trend for inflation, and developments overseas to determine the path and timing of policy actions. Even with the wind-down of quantitative easing, we do not expect outright increases in short-term interest rates until the second half of 2015.

Turning to Europe, the International Monetary Fund recently scaled back its forecasts for real economic growth. Japan has fallen into recession, and the central bank there has announced another round of unprecedented monetary expansion and a delay of a scheduled consumption tax increase. In Australia, weakness in commodity prices and the winding down of an infrastructure investment cycle have adversely affected the economy; at the same time Australia’s real estate markets continue to be on the frothy side, which is a challenge for monetary policy. In China, growth is slowing to a 6-7% pace, but that is still a rate the rest of the world can only dream of!

We believe that the Fund’s investments in companies that we have identified as offering stable-to-growing dividends underpinned by predictable cash flows remain an attractive prospect for investors desiring income. As of October 31, 2014, the Fund’s distributions, on an annualized basis, equaled 6.4% of the Fund’s market price and 5.7% of the Fund’s NAV, compared to the Composite Index’s distribution rate of 5.0%. In addition, the Fund’s distribution rate compares favorably to the 10-year Treasury yield of 2.3%, and the S&P 500’s distribution rate of 2.2%, each as of October 31, 2014.

The Fund’s geographic and sector investment allocations as of October 31, 2014, are shown in the pie charts later in this report. Geographically, about 46% of the Fund’s assets are invested internationally. The Fund’s sector allocation is 38% in electric, gas and water; 28% in telecommunication services; and 34% in oil and gas storage and transportation (i.e., midstream energy).

In the U.S., electric, gas, and water stocks outperformed relative to the broader markets during the Fund’s fiscal year to date. We believe this is due to their attractive and stable yield characteristics relative to alternate investments. Despite their relatively high valuation, we feel the Fund’s domestic holdings are attractive from a sustainable to growing dividend standpoint, consistent with the Fund’s primary investment objective. That being said, the U.S. economic expansion and any resulting rise in interest rates would likely lead investors to rotate out of this defensive sector as they have in the past.

This past summer’s weather was cooler than normal, and utility earnings in the third quarter reflected the resulting sluggish demand, which was centered mainly on residential customers. Conversely, utilities have seen their industrial users pick up much of the slack from the residential side. Again, different regions of the county have exhibited varying degrees of progress, with New England and the Mid-Atlantic regions somewhat weaker than the western U.S. Companies continue to focus on cost control, executing their capital expenditures strategy, and getting timely recovery of their spending through regulatory channels. We expect utility earnings to benefit from growth in the utility rate base, which includes investments in generation, transmission, and distribution assets.

Internationally, the stock prices of electric, gas and water utilities tended to underperform broader world markets and U.S. utilities, but with regional differences. For example, utilities in Australia, Japan, and Hong Kong outperformed their European counterparts. Even within Europe, the better performers were Spanish and U.K. utilities, while German, French, and Portuguese companies lagged in the past six months. This likely reflects the end of the positive effects of the decline in long-term interest rates and the renewed economic slowdown in Continental Europe.

The Fund has not invested in utilities in Japan or Hong Kong because of the low yields offered by companies in those countries. In Europe, there have been many dividend cuts over the past few years and, while yields are still relatively higher than in Asia, we continue to be pessimistic regarding the operating and regulatory environments there. Company managements continue to implement their previously announced strategies of cost reductions and non-core asset divestitures, and have now turned to acquisitions to buoy growth. It remains to be seen whether this approach will be successful in strengthening their fundamental outlook, as similar endeavors in the past have not generated the hoped-for returns.

Overall, we will continue to monitor developments for the Fund’s holdings and potential investments in the U.S., U.K., Europe, and Australia. In the meantime, we will be selective in our search for stable to growing dividends underpinned by solid operating fundamentals and sound management strategies.

In the telecommunications sector, a major theme over the past several years has been investment in “next generation networks.” On the fixed-line side, this has meant fiber to the node, fiber to the curb, and fiber to the premise. On the mobile side, investment has been in 4G/LTE networks and “LTE advanced,” which allows the combination of different swathes of spectrum to increase speed and throughput. These investments require large amounts of capital, which, in turn, is predicated on a regulatory framework that allows a reasonable return on capital.

In Europe, telecom investors’ attention has focused on mergers and acquisitions. Over the past year, we have seen market consolidation in Spain, France, Germany, Ireland, and Norway, and there are general expectations of more consolidation to come, driven by a change in regulators’ attitudes. The EU regulators seem to have come to the realization that too much artificial, regulatory-created competition drives returns too low and impedes necessary investment in telecom networks. As we wrote in the last shareholder letter, the EU telecom and competition commissioners have made the right public statements about the need for consolidation and investment. Companies have taken regulators at their word and pushed forward with mergers and acquisitions. To date, the measures required by regulators in connection with business combinations have been a mixed bag, but we remain cautiously optimistic that further market repair, and return on investment, will continue.

In Australia and New Zealand, the stocks of telecom incumbents have performed well over the past year. Regulatory uncertainty has diminished, and the incumbents who have invested to differentiate their networks and operations are being rewarded with more customers with better revenue profiles. The good performance of telecom stocks has been partly offset by currency weakness in the region, which we expect to continue, but at a lesser pace. As a reminder, while we are aware of currency movements in our international investing, we tend not to attempt to hedge against currency fluctuations.

In the United States, while we have not had currency worries to contend with, the performance of telecom investments has been mixed. Mobile competition has increased, as expected, as T-Mobile USA has come out with aggressive pricing and innovative marketing to fill its newly-revamped network, while Sprint has become increasingly aggressive in its measures to retain customers as it overhauls its own mobile network.

Additionally, the government has not come through with much-needed spectrum. The 600MHz “broadcast” spectrum auction has been pushed back to 2016 at earliest. Telecom companies desperate for spectrum have pushed prices in the current ongoing AWS-3 spectrum auction to more than two times initial expectations, as of this writing. Moreover, the AWS-3 spectrum may take up to several years to “clear” before it is usable.

The Fund’s investments in U.S. rural local exchange carriers (“RLECs”) have continued to perform well this year. Investors appear to have decided that the RLECs’ yield is sustainable over the medium term and have pushed stock prices up 20-40% year-to-date through November.

Midstream energy master limited partnerships (“MLPs”) have performed in line with the broader equity markets over the past twelve months, underperforming modestly over the second half of the fiscal year. After several months of outperformance, the broader MLP market experienced a pullback in July, due largely to valuation, an increase in MLP equity offerings, and lower oil and natural gas prices. The correlation between MLP price performance and the S&P 500 has increased in recent months, and the broader equity market correction is contributing to the recent weakness in the MLP sector. August was exceptionally strong for MLPs, up 8.2% for the month on the heels of the Kinder Morgan announced deal and the prospect of additional M&A activity in the sector. MLPs were down 1.6% in September, initially on an uptick in secondary equity issuances and IPOs. A decline in crude oil prices, driving Exploration & Production and oilfield service stocks lower in September, also had an indirect impact on midstream MLPs due to worries of reduced pipeline volumes and potential delays in infrastructure projects. The October selloff in the MLP sector, down 4.6% for the month, appears to have been driven by energy de-risking by some institutional accounts, accentuated by the unwinding of a crowded trade. We are not out of the woods yet in terms of a decline in oil prices but, as of October 31, 2014, MLPs appear to have stabilized somewhat, with a 14.0% year-to-date increase for the AMZX (Alerian Index on a total return basis).

We see little risk to MLP distribution growth over the next twelve months at current Brent/West Texas Intermediate oil price levels. Even at a $65 oil price, we are hearing a great deal of support for economic drilling in the core of the Permian, Eagle Ford, Bakken, and DJ (Denver-Julesburg) Basins; but drilling could slow in other regions if crude oil prices fall still further. The MLP sector’s organic spending has been heavily weighted more recently toward oil and natural gas liquids (“NGL”)-rich projects, contributing to the higher correlation with the energy sector compared to other interest-rate sensitive sectors. However, we expect gas-specific spending on projects in the Marcellus, liquefied natural gas (“LNG”) export projects along the Gulf Coast, and incremental gas demand in the Northeast to alleviate some of the crude-specific commodity risk. We continue to prefer large cap, diversified investment grade names best positioned to capitalize on M&A, a trend we are seeing more of as the year progresses.

Board of Directors Meeting: At the regular December 19, 2014 meeting of the Fund’s Board of Directors, the Board declared a quarterly distribution of 35 cents per share to holders of record of common stock on March 16, 2015, with the distribution to be payable on March 31, 2015.

On the basis of U.S. generally accepted accounting principles (“GAAP”), the Fund expects portions of the distribution to be attributable to both net investment income and return of capital due primarily to investments in MLPs. Any portion of the Fund’s distribution that is a return of capital does not necessarily reflect the Fund’s investment performance, should not be confused with “yield” or “income,” and will require shareholders to adjust their cost basis. The tax treatment of the Fund’s distributions may differ from the GAAP treatment.

The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Sources of Distributions to Common Stockholders: The quarterly distributions paid by the Fund to common stockholders are funded by the Net Distributable Income (“NDI”) generated from the Fund’s portfolio investments. NDI is the amount of cash income received by the Fund from portfolio investments, less operating expenses, subject to certain adjustments as described below. NDI is not a GAAP financial measure. Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes: (a) cash dividends, (b) cash distributions from MLPs and (c) net premiums received from the sale of covered calls. Operating expenses include: (a) investment management and administrative fees, (b) interest expense and (c) other expenses.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Fiscal Year Ended October 31, 2014
Dividends and Other Income from Investments
Dividends	$50.6
MLP Distributions	18.0
Net Premiums Received from Call Options Written	0.7

Total Distributions and Other Income from Investments	69.3
Net Expenses	(13.5)

Net Distributable Income (NDI)	$55.8

Weighted Shares Outstanding	37.9
NDI per Weighted Share Outstanding	$1.47
Distributions paid per Common Share (1)	$1.40

(1)	Distributions for fiscal 2014 include the distributions paid in December 2013, March 2014, June 2014, and September 2014.

Future distributions are subject to Board of Directors approval. In determining our quarterly distribution to common stockholders, the Fund’s Board of Directors considers a number of factors that include, but are not limited to:

•	NDI generated in the current quarter;
•	expected NDI over the next twelve months;
•	realized gains in the portfolio; and
•	market conditions.

Reconciliation of NDI to GAAP: The difference between “Total Distributions and Other Income from Investments” in the NDI calculation and “Total Investment Income” as reported in our Statement of Operations is reconciled as follows:

Reconciliation of Investment Income on a GAAP basis to NDI

($ in millions)

Total Investment Income from Statement of Operations	$48.5
Plus:
Return of Capital Distributions Received	20.1
Net Realized Gain on Written Options	0.3
Net Premiums Received on Options Exercised	0.4

Total Dividends and Other Income from Investments	69.3
Less Net Expenses	(13.5)

Net Distributable Income (NDI)	$55.8

•	For GAAP purposes, distributions received by the Fund that are considered “return of capital” are excluded from investment income and reflected as a reduction in the cost basis of the underlying security. “Return of capital” distributions are included in the NDI calculations as these distributions represent a source of cash to the Fund. A significant portion of the distributions from MLPs and certain distributions from the other corporations are characterized as “return of capital”.

•	For GAAP purposes, investment activity relating to written options is considered as a component of net realized and unrealized gains and losses rather than investment income on the statement of operations. Net realized gains on written options and net premiums received on options exercised represent a source of cash to the Fund and are included in the NDI calculation.

For further details, see Note 2F—Significant Accounting Policies and Note 5—Derivative Transactions for a full discussion of the GAAP treatment of option contracts.

About the Fund: The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income and (ii) growth in current income, and secondarily from capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying equity securities of companies in the utility industry. For purposes of the foregoing policy, dividend paying equity securities must be issued by companies with a market capitalization of at least $500 million at the time of purchase, except with respect to companies in the telecommunications sector, which must have a market capitalization of at least $1 billion at the time of purchase. Also for purposes of the foregoing policy, the utility industry is defined to include the following sectors: electric, gas, water, telecommunications and midstream energy.

These sectors are defined as follows:

•	The electric sector of the utility industry consists of companies involved to a significant extent in the generation, transmission, distribution, delivery or sale of electricity.
•	The gas sector of the utility industry consists of companies involved to a significant extent in the transmission, distribution, delivery or sale of natural gas.
•	The water sector of the utility industry consists of companies involved to a significant extent in the distribution or sale of water.
•	The telecommunications sector of the utility industry consists of companies involved to a significant extent in the transmission of voice, data or other information over the electromagnetic spectrum (including wireline telephone, wireless telephone, cable television, Internet and other communications media).
•	The midstream energy sector of the utility industry consists of companies involved to a significant extent in the gathering, transportation, processing, storing, marketing or distribution of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on equity holdings. As of October 31, 2014, the Fund’s leverage consisted of $260 million of debt, which represented approximately 22% of the Fund’s total assets. The amount and type of leverage used by the Fund is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the Fund could potentially be modified or eliminated.

Visit us on the Web—You can obtain the most recent shareholder financial reports and distribution information at our website, www.dpgfund.com.

We appreciate your interest in Duff & Phelps Global Utility Income Fund Inc., and we will continue to do our best to be of service to you.

Deborah A. Jansen, CFA	Nathan I. Partain, CFA
Vice President & Chief Investment Officer	President and Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

SCHEDULE OF INVESTMENTS

October 31, 2014

Shares	Description	Value (Note 2)
COMMON STOCKS & MLP INTERESTS—127.2%

	¢ ELECTRIC, GAS AND WATER—48.8%
330,000	DTE Energy Co.	$27,112,800
19,500,000	Duet Group (Australia)	42,213,735
696,000	Duke Energy Corp.	57,176,400
500,000	Integrys Energy Group, Inc.	36,340,000
4,537,000	National Grid plc (United Kingdom)	67,207,288
1,208,000	PPL Corp.	42,267,920
1,362,000	Scottish & Southern Energy plc (United Kingdom)	34,838,719
925,000	Southern Co.	42,883,000
1,402,000	TransAlta Corp. (Canada)	13,633,752
4,116,500	United Utilities Group plc (United Kingdom)	56,269,984
830,000	Westar Energy, Inc.	31,382,300

		451,325,898

	¢ OIL & GAS STORAGE AND TRANSPORTATION—43.0%
489,800	Access Midstream Partners LP	30,509,642
4,287,455	APA Group (Australia)	29,693,293
247,184	DCP Midstream Partners LP	13,088,393
688,861	Enbridge Energy Partners LP	24,847,216
536,346	Energy Transfer Partners LP	34,556,773
802,800	Enterprise Products Partners LP	29,623,320
280,500	Genesis Energy LP	13,458,390
283,803	Kinder Morgan Energy Partners LP	26,620,721
800,000	Kinder Morgan, Inc.	30,960,000
350,000	Knot Offshore Partners LP (Marshall Islands)	8,424,500
326,500	MarkWest Energy Partners LP	22,871,325
102,716	Nustar Energy LP	6,245,133
502,465	Targa Resources Partners LP	30,690,562
353,834	TC Pipelines LP	22,061,550
387,020	Teekay LNG Partners LP (Marshall Islands)	15,209,886

Shares	Description	Value (Note 2)

384,919	Teekay Offshore Partners LP (Marshall Islands)	$11,520,626
600,000	TransCanada Corp. (Canada)	29,572,779
339,600	Williams Partners LP	17,506,380

		397,460,489

	¢ TELECOMMUNICATIONS—35.4%
268,000	AT&T, Inc.	9,337,120
3,480,000	Frontier Communications Corp.	22,759,200
13,732,000	Singapore Telecommunications Ltd. (Singapore)	40,403,955
11,815,000	Spark New Zealand Ltd. (New Zealand)	29,056,978
50,100	Swisscom AG (Switzerland)	29,498,155
6,171,000	TDC A/S (Denmark)	47,076,018
12,055,000	Telstra Corp., Ltd. (Australia)	59,725,483
612,000	Verizon Communications, Inc.	30,753,000
9,020,000	Vodafone Group plc (United Kingdom)	29,911,793
2,709,200	Windstream Holdings, Inc.	28,392,416

		326,914,118

	Total Common Stocks & MLP Interests (Cost $906,535,717)	1,175,700,505

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

October 31, 2014

Shares	Description	Value (Note 2)
SHORT-TERM INVESTMENTS—0.5%

	¢ MONEY MARKET MUTUAL FUND—0.5%
4,582,080	Fidelity Institutional Money Market Portfolio I (Seven-day effective yield 0.070%)	$4,582,080

	Total Short-Term Investments (Cost $4,582,080)	4,582,080

TOTAL INVESTMENTS(a)—127.7% (Cost $911,117,797)		1,180,282,585

Borrowings—(28.1)%		(260,000,000)
Other assets less liabilities—0.4%		3,843,557

NET ASSETS APPLICABLE TO COMMON STOCK—100.0%		$924,126,142

(a) All or a portion of the total investments have been pledged as collateral for borrowings.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at October 31, 2014:

Level 1
Common stocks & MLP interests	$1,175,700,505
Money market mutual fund	4,582,080

Total	$1,180,282,585

There were no Level 2 or Level 3 priced securities held and there were no transfers between Level 1 and Level 2 related to securities held at October 31, 2014.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

October 31, 2014

SECTOR ALLOCATION*

COUNTRY WEIGHTING*	CURRENCY EXPOSURE*

*	Percentages are based on total investments rather than net assets applicable to common stock.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2014

ASSETS:
Investments at value (cost $911,117,797)	$1,180,282,585
Foreign currency at value (cost $217,392)	217,451
Receivables:
Dividends	4,334,266
Reclaims	324,588
Prepaid expenses	21,479

Total assets	1,185,180,369

LIABILITIES:
Borrowings (Note 8)	260,000,000
Investment advisory fee (Note 3)	832,079
Administrative fee (Note 3)	75,810
Interest payable on line of credit	6,391
Directors’ fees	2,283
Accrued expenses	137,664

Total liabilities	261,054,227

NET ASSETS APPLICABLE TO COMMON STOCK	$924,126,142

CAPITAL
Common stock ($0.001 par value; 600,000,000 shares authorized and 37,929,806 shares issued and outstanding)	$37,930
Additional paid-in capital	671,964,380
Accumulated net realized loss on investments	(17,010,865)
Net unrealized appreciation on investments and foreign currency translation	269,134,697

Net assets applicable to common stock	$924,126,142

NET ASSET VALUE PER SHARE OF COMMON STOCK	$24.36

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF OPERATIONS

For the year ended October 31, 2014

INVESTMENT INCOME:
Dividends (less foreign withholding tax of $2,090,346)	$68,675,878
Less return of capital distributions (Note 2)	(20,159,023)
Interest	139

Total investment income	48,516,994

EXPENSES:
Investment advisory fees (Note 3)	11,303,690
Administrative fees (Note 3)	870,370
Interest expense and fees on borrowings (Note 8)	2,493,219
Accounting agent fees	252,240
Directors’ fees	180,903
Professional fees	164,716
Reports to shareholders	125,814
Custodian fees	82,204
Registration fees	33,543
Transfer agent fees	10,792
Other expenses	59,012

Total expenses	15,576,503
Less expenses reimbursed by investment advisor (Note 3)	(2,106,674)

Net expenses	13,469,829

Net investment income	35,047,165

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(819,362)
Net realized gain (loss) on foreign currency transactions	(214,283)
Net realized gain (loss) on written options	359,366
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	115,654,673
Net change in unrealized appreciation (depreciation) on written options	129,546

Net realized and unrealized gain (loss)	115,109,940

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$150,157,105

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended October 31, 2014	For the year ended October 31, 2013
OPERATIONS:
Net investment income	$35,047,165	$31,106,516
Net realized gain (loss)	(674,279)	25,760,438
Net change in unrealized appreciation (depreciation)	115,784,219	85,188,803

Net increase in net assets applicable to common stock resulting from operations	150,157,105	142,055,757

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(39,060,682)	(32,830,263)
Return of capital	(14,041,046)	(20,271,465)

Decrease in net assets from distributions to stockholders (Note 6)	(53,101,728)	(53,101,728)

Total increase in net assets	97,055,377	88,954,029

TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of year	827,070,765	738,116,736

End of year (including distributions in excess of net investment income of $0 and ($2,871,186) respectively)	$924,126,142	$827,070,765

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

STATEMENT OF CASH FLOWS

For the year ended October 31, 2014

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Income dividends received	$42,373,246
Interest received	139
Interest paid on borrowings	(2,493,834)
Expenses paid	(10,867,361)
Purchase of investment securities	(320,792,281)
Proceeds from sale of investment securities	325,154,342
Return of capital distributions on investments	20,159,023
Net realized gain from foreign currency transactions	(214,283)
Cash impact from unrealized foreign exchange appreciation	64

Net cash provided by operating activities		$53,319,055
Cash flows provided by (used in) financing activities:
Distributions paid	(53,101,728)

Net cash used in financing activities		(53,101,728)

Net increase in cash and cash equivalents		217,327
Cash and cash equivalents—beginning of year		124

Cash and cash equivalents—end of year		$217,451

Reconciliation of net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations		$150,157,105
Purchase of investment securities	(320,792,281)
Proceeds from sales of investment securities	325,154,342
Net realized loss on investments	819,362
Return of capital distributions on investments	20,159,023
Net realized gain on written options	(359,366)
Net change in unrealized (appreciation) depreciation on investments and foreign currency translation	(115,654,673)
Net change in unrealized (appreciation) depreciation on written options	(129,546)
Net change in unrealized (appreciation) depreciation on foreign currency	(30,086)
Non-cash stock dividend received	(4,705,943)
Increase in dividends receivable	(1,082,928)
Increase in reclaims receivable	(324,588)
Decrease in interest payable	(615)
Increase in accrued expenses	109,249

Total adjustments		(96,838,050)

Net cash provided by operating activities		$53,319,055

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the year ended October 31, 2014	For the year ended October 31, 2013	For the year ended October 31, 2012	For the period ended October 31, 2011(1)
PER SHARE DATA:
Net asset value, beginning of period	$21.81	$19.46	$19.59	$19.07 (2)

Net investment income(3)	0.92	0.82	0.96	0.27
Net realized and unrealized gain (loss)	3.03	2.93	0.31	0.60

Net increase (decrease) from investment operations applicable to common stock	3.95	3.75	1.27	0.87

Distributions on common stock:
Net investment income	(1.03)	(0.87)	(0.93)	(0.24)
Return of capital	(0.37)	(0.53)	(0.47)	(0.11)

Total distributions	(1.40)	(1.40)	(1.40)	(0.35)

Net asset value, end of period	$24.36	$21.81	$19.46	$19.59

Per share market value, end of period	$21.92	$19.38	$18.35	$19.34

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Net operating expenses(4)	1.55%	1.60%	1.69%	1.52%*
Net operating expenses, without leverage(4)	1.26%	1.23%	1.25%	1.20%*
Gross operating expenses(4)	1.79%	1.92%	2.03%	1.83%*
Net investment income	4.02%	4.04%	4.99%	5.39%*

SUPPLEMENTAL DATA:
Total return on market value(5)	21.14%	13.69%	2.22%	(1.40)%
Total return on net asset value(5)	18.61%	20.14%	6.77%	4.70%
Portfolio turnover rate	29%	20%	21%	0%
Asset coverage ratio on borrowings, end of period	455%	412%	384%	385%
Net assets applicable to common stock, end of period (000’s omitted)	$924,126	$827,071	$738,117	$742,040

*	Annualized.
(1)	Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued.
(2)	Initial public offering price of $20.00 per share less sales load of $0.90 per share and offering costs of $0.03 per share.
(3)	Based on average number of shares of common stock outstanding.
(4)	Net operating expenses reflect the operating expenses of the Fund after giving effect to the reimbursement that the Fund’s investment adviser has contractually agreed to provide, as further detailed in Note 3 to the financial statements. Gross operating expenses reflect the operating expenses of the Fund without giving effect to such reimbursement.
(5)	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS

October 31, 2014

Note 1. Organization

Duff & Phelps Global Utility Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on March 15, 2011. The Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued, as a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income, and (ii) growth in current income, and secondarily from capital appreciation.

Note 2. Significant Accounting Policies

The following are the significant accounting policies of the Fund:

A.      Investment Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the closing bid price, in each case using valuation data provided by an independent pricing service, and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. If there was no sale on the valuation date, then the security is valued at the closing bid price of the exchange representing the principal market for such securities. Exchange traded options are valued at the last posted settlement price on the market where such option is principally traded and are classified as Level 1. If an option is not traded on the day prior to the expiration date of the option and the option is out of the money, the option will be valued at $0 and is classified as Level 2. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

B.      Investment Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income and expense are recognized on the accrual basis. The Fund amortizes premium and accretes discounts on securities using the effective interest method.

The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended October 31, 2014, the Fund estimated that 92% of the MLP distributions received would be treated as a return of capital.

C.      Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2014

taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for the tax years 2011 to 2014 are subject to review.

D.      Dividends and Distributions: The Fund declares and pays quarterly distributions to common shareholders from net investment income, and partially attributable to return of capital due to investments in MLPs. Net long-term capital gains, if any, in excess of loss carryforwards are distributed annually. Dividends and distributions are recorded on ex-dividend date. The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

E.      Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.      Derivative Financial Instruments: Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) covered call options, in an attempt to manage such risk and with the purpose of generating realized gains. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (strike price) at any time during the term of the option. A covered call option is an option written on a security held by the Fund.

When a call option is written (sold), the Fund receives a premium (or call premium) from the buyer of such call option and records a liability to reflect its obligation to deliver the underlying security upon the exercise of the call option at the strike price.

Changes in the value of the written options are included in “Net change in unrealized appreciation (depreciation) on written options” on the Statement of Operations. “Net realized gain (loss) on written options” on the Statement of Operations will include the following: (a) premiums received from holders on options that have expired, and (b) the difference between the premium received and the amount paid to repurchase an open option, including any commission. Premiums from options exercised are added to the proceeds from the sale of the underlying security in order to determine the net realized gain or loss on the security.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2014

G.      Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

H.      Accounting Standards: The Fund adopted Accounting Standards Update (“ASU”) No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which amended ASU No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”, which required an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. ASU 2013-01 limits the scope of the new balance sheet disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (i) offset in the financial statements or (ii) subject to an enforceable master netting arrangement or similar agreement.

The Fund is an investment company that follows accounting and reporting guidance in the Financial Accounting Standards Board’s Accounting Codification Topic 946, Financial Services—Investment Companies.

Note 3. Agreements and Management Arrangements

A.      Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser” or “DPIM”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The Adviser receives a monthly fee at an annual rate of 1.00% of Average Weekly Managed Assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

The Adviser has contractually agreed to reimburse the Fund for certain expenses for a specified percentage of the Average Weekly Managed Assets as follows:

Period	Rate
Year 1	0.25%
Year 2	0.25%
Year 3	0.20%
Year 4	0.15%
Year 5	0.10%
Year 6	0.05%

The reimbursement waiver period began upon completion of the Fund’s initial public offering on July 29, 2011, and the waiver percentage is adjusted on each anniversary of that date.

B.      Administrator: The Fund has an Administration Agreement with Virtus Fund Services, LLC, an indirect, wholly owned subsidiary of Virtus (the “Administrator”). The Administrator receives a monthly fee at an annual rate of 0.10% of the average weekly net assets of the Fund.

C.      Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the year ended October 31, 2014 were $180,903.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2014

D.      Affiliated Shareholder: At October 31, 2014, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 6,333 shares of the Fund, which represent 0.02% of shares of common stock outstanding. These shares may be sold at any time.

Note 4. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2014 were $320,792,281 and $321,267,657, respectively.

Note 5. Derivatives Transactions

The Fund’s investments in derivatives may represent economic hedges; however, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2F above. During the year ended October 31, 2014, the Fund wrote call options on individual stocks held in its portfolio of investments to enhance returns while forgoing some upside potential. For over-the-counter options the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. All written options have a primary risk exposure of equity price associated with them.

The Fund had transactions in options written during the year ended October 31, 2014 as follows:

	Number of Contracts	Premium
Options outstanding at October 31, 2013	62,052	$359,366
Options written	15,700	376,793
Options closed (premiums paid $—)	0	0
Options expired	(62,052)	(359,366)
Options exercised	(15,700)	(376,793)

Options outstanding at October 31, 2014	0	$0

The average premiums received for call options written during the year ended October 31, 2014, were ($154,106). The average premiums received amount is calculated based on the average daily premiums received for the year ended October 31, 2014.

The following is a summary of the derivative activity reflected in the financial statements at October 31, 2014 and for the year then ended:

Statement of Assets and Liabilities		Statement of Operations
Assets: None	$—	Net realized gain (loss) on written options	$359,366

Liabilities: None	—	Net change in unrealized appreciation (depreciation) on written options	129,546

Net asset (liability) balance	$—	Total net realized and unrealized gain (loss)	$488,912

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2014

Note 6. Distributions and Tax Information

At October 31, 2014, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Investments	$878,208,288	$310,393,073	($8,318,776)	$302,074,297

The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to investments in MLPs.

The tax character of distributions paid during the years ended October 31, 2014 and 2013 was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$39,060,682	$32,830,263
Return of capital	14,041,046	20,271,465

Total distributions	$53,101,728	$53,101,728

At October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed net ordinary income	$0
Undistributed long-term capital gains	0
Other accumulated losses	(12,762,847)
Unrealized net appreciation	264,886,679

$252,123,832

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

At October 31, 2014, the Fund had short-term capital loss carryovers of $4,490,591 and long-term capital loss carryovers of $8,272,256 not subject to expiration.

Note 7. Reclassification of Capital Accounts

Due to inherent differences in the recognition and distribution of income and realized gains/losses under U.S. generally accepted accounting principles and for federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

October 31, 2014

At October 31, 2014, the following reclassifications were recorded:

Paid-in capital	Accumulated net realized gain (loss) on investments	Distributions in excess of net investment income
$705,065	($7,589,768)	$6,884,703

The reclassifications primarily relate to MLP recharacterization of gains and foreign currency gain (loss). These reclassifications have no impact on the net asset value of the Fund.

Note 8. Borrowings

The Fund has a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $340,000,000. Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed and on the undrawn balance if the amount borrowed falls below $170,000,000 (the commitment fee). There were no commitment fees paid or accrued for the year ended October 31, 2014. The Agreement is renewable and can also be converted to a 1-year fixed term facility. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. For the year ended October 31, 2014, the average daily borrowings under the Agreement and the weighted daily average interest rate were $260,000,000 and 0.95%, respectively. At October 31, 2014, the Fund had outstanding borrowings of $260,000,000 at a rate of 0.89% for a one-month term.

Note 9. Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of

Duff & Phelps Global Utility Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Duff & Phelps Global Utility Income Fund Inc. (the “Fund”) as of October 31, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff & Phelps Global Utility Income Fund Inc. at October 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

December 19, 2014

TAX INFORMATION (Unaudited)

For the period ended October 31, 2014, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates (“QDI”) applicable to individual shareholders, the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders, and long-term capital gains dividends (“LTCG”) ($ reported in thousands). The actual percentage of QDI, DRD and LTCG for the calendar year will be designated in year-end tax statements.

QDI	DRD	LTCG
100%	36.9%	none

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

The Fund’s Board of Directors has adopted proxy voting policies and procedures. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website www.dpgfund.com or on the SEC’s website www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpgfund.com or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpgfund.com.

ADDITIONAL INFORMATION (Unaudited)

Since October 31, 2013: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the Fund; and (iv) there have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Additional information, if any, relating to the Fund’s directors and officers, in addition to such information as is found elsewhere in the Annual Report, may be requested by contacting the Fund at the addresses provided in this report.

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

INFORMATION ABOUT DIRECTORS AND OFFICERS OF THE FUND (Unaudited)

Set forth below are the names and certain biographical information about the directors of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms. All of the current directors of the Fund, with the exception of Mr. Partain, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act. Mr. Partain is an “interested person” of the Fund by reason of his position as President and Chief Executive Officer of the Fund and President, Chief Investment Officer and employee of the Adviser. All of the Fund’s directors currently serve on the board of directors of three other registered closed-end investment companies that are advised by DPIM: DNP Select Income Fund Inc. (“DNP”), Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) and DTF Tax-Free Income Inc. (“DTF”). The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus.

The address for all directors is c/o Duff & Phelps Investment Management Co., 200 South Wacker Drive, Suite 500, Chicago, IL 60606.

Directors of the Fund (Unaudited)

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years

Independent Directors

Donald C. Burke Age: 54	Director	Term expires 2015; Director since July 2014	Retired since 2010; Managing Director, BlackRock, Inc. 2006–2009; President and Chief Executive Officer, BlackRock U.S. Funds 2007–2009; Managing Director, Merrill Lynch Investment Managers 1990–2006	4	Director, Avista Corp. (energy company) since 2011; Trustee, Goldman Sachs Fund Complex 2010–2014; Director, BlackRock Luxembourg and Cayman Funds 2006–2010

Stewart E. Connor Age: 73	Director	Term expires 2015; Director since 2011	Retired since 2005; Attorney, Wyatt Tarrant & Combs LLP 1966–2005 (Chairman, Executive Committee 2000–2004; Managing Partner 1988–2000)	4

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years

Robert J. Genetski Age: 72	Director	Term expires 2016; Director since 2011	President, Robert Genetski & Associates, Inc. (economic and financial consulting firm) since 1991; Senior Managing Director, Chicago Capital Inc. (financial services firm) 1995–2001; former Senior Vice President and Chief Economist, Harris Trust & Savings Bank; author of several books	4	Director, Midwest Banc Holdings, Inc. 2005–2010

Philip R. McLoughlin Age: 68	Director	Term expires 2016; Director since 2011	Private investor since 2010; Partner, CrossPond Partners, LLC (investment management consultant) 2006–2010; Managing Director, SeaCap Partners LLC (strategic advisory firm) 2009–2010	71	Chairman of the Board, The World Trust Fund (closed-end fund) since 2010 (Director since 1991); Director, Argo Group International Holdings, Ltd. (insurance holding company; f/k/a PXRE Group Ltd.) 1985–2009

Geraldine M. McNamara Age: 63	Director	Term expires 2017; Director since 2011	Private investor since 2006; Managing Director, U.S. Trust Company of New York 1982–2006	52

Eileen A. Moran Age: 60	Director	Term expires 2015; Director since 2011	Private investor since 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990–2011	4

Christian H. Poindexter Age 76	Director	Term expires 2017; Director since 2011	Retired since 2003; Executive Committee Chairman, Constellation Energy Group, Inc. (public utility holding company) 2002–2003 (Chairman of the Board 1999–2002; Chief Executive Officer 1999–2001; President 1999–2000); Chairman, Baltimore Gas and Electric Company 1993–2002 (Chief Executive Officer 1993–2000; President 1998–2000; Director 1988–2003)	4	Director, The Baltimore Life Insurance Company 1998–2011

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years

Carl F. Pollard Age: 76	Director	Term expires 2017; Director since 2011	Owner, CFP Thoroughbreds LLC (f/k/a Hermitage Farm LLC) since 1995; Chairman, Columbia Healthcare Corporation 1993–1994; Chairman and Chief Executive Officer, Galen Health Care, Inc. March–August 1993; President and Chief Operating Officer, Humana Inc. 1991–1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	4	Director, Churchill Downs Incorporated 1985–2011 (Chairman of the Board 2001–2011)

David J. Vitale Age: 68	Director and Chairman of the Board	Term expires 2015; Director since 2011	Chairman of the Board of DNP, DTF and DUC since 2009 and DPG since 2011; President, Chicago Board of Education since 2011; Chairman, Urban Partnership Bank since 2010; Private investor 2009–2010; Senior Advisor to the CEO, Chicago Public Schools 2007–2008 (Chief Administrative Officer 2003–2007); President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. 2001–2002; Vice Chairman and Director, Bank One Corporation 1998–1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago 1995–1998; Vice Chairman First Chicago Corporation and The First National Bank of Chicago 1993–1998 (Director 1992–1998; Executive Vice President 1986–1993)	4	Director, United Continental Holdings, Inc. (airline holding company; f/k/a UAL Corporation), Urban Partnership Bank, Alion Science and Technology Corporation, Ariel Capital Management, LLC and Wheels, Inc. (automobile fleet management)

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director During Past 5 Years

Interested Director

Nathan I. Partain, CFA Age: 58	President, Chief Executive Officer and Director	Term expires 2016; Director since 2011	President and Chief Investment Officer of the Adviser since 2005 (Executive Vice President 1997–2005); Director of Utility Research, Duff & Phelps Investment Research Co. 1989–1996 (Director of Equity Research 1993–1996 and Director of Fixed Income Research 1993); President and Chief Executive Officer of the Fund since 2011; President and Chief Executive Officer of DNP since 2001 (Chief Investment Officer since 1998; Executive Vice President 1998–2001; Senior Vice President 1997–1998); President and Chief Executive Officer of DTF and DUC since 2004.	4	Chairman of the Board and Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing and other business operations sectors)

Officers of the Fund (Unaudited)

The officers of the Fund are elected at the annual meeting of the board of directors of the Fund and serve until their respective successors are chosen and qualified. The Fund’s officers receive no compensation from the Fund, but are also officers of the Adviser or Virtus affiliates and receive compensation in such capacities. Information pertaining to Nathan I. Partain, the President and Chief Executive Officer of the Fund, is provided above under the caption “Interested Director.”

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

T. Brooks Beittel, CFA Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 64	Senior Vice President since 2012 and Secretary since 2011	Executive Managing Director of the Adviser since 2014 and (Assistant Chief Investment Officer since 2008; Exec. V. P. 2008–2014 Senior Vice President 1994–2008; Vice President 1987–1993)

Deborah A. Jansen, CFA Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 58	Chief Investment Officer since 2011 and Vice President since 2012

Senior Managing Director of the Adviser since 2014 (Senior Vice President 2001–2014); Senior Vice President, Principal and Equity Portfolio Manager at Stein Roe & Farnham, Inc. 1996–2000 (Vice President, Principal and Economist 1987–1995)

Alan M. Meder, CFA, CPA Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 55	Treasurer, Principal Financial and Accounting Officer and Assistant Secretary since 2011

Chief Risk Officer of the Adviser since 2001 and Senior Managing Director since 2014 (Senior Vice President 1994–2014); Board of Governors of CFA Institute 2008–2014 (Chair of the Board of Governors of CFA Institute 2012–2013; Vice Chairman of the Board 2011–2012); Financial Accounting Standards Advisory Council Member 2011–2014

Joyce B. Riegel Duff & Phelps Investment Management Co. 200 South Wacker Drive, Suite 500 Chicago, IL 60606 Age: 60	Chief Compliance Officer since 2011	Chief Compliance Officer of the Adviser since 2002 and Senior Managing Director since 2014 (Senior Vice President 2004–2014; Vice President 2002–2004)

W. Patrick Bradley, CPA Virtus Investment Partners, Inc. 100 Pearl Street, Hartford, CT 06103 Age: 42	Vice President and Assistant Treasurer since 2011	Senior Vice President, Fund Services, Virtus Investment Partners, Inc. and/or certain of its subsidiaries since 2010 (various officer positions with Virtus affiliates and predecessor firms 2006–2009); Senior Vice President, Virtus Mutual Funds’ Complex since 2013 (67 portfolios) (Vice President 2011–2013, Chief Financial Officer and Treasurer since 2006); Director, Virtus Global Funds, PLC since 2013.

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years

William J. Renahan Virtus Investment Partners, Inc. 100 Pearl Street, Hartford, CT 06103 Age: 45	Vice President and Assistant Secretary since 2012	Senior Legal Counsel and Vice President, Virtus Investment Partners, Inc. since 2012; Vice President, Legg Mason, Inc. (and predecessor firms) 1999–2012

Jacqueline M. Porter Virtus Investment Partners, Inc. 100 Pearl Street, Hartford, CT 06103 Age: 56	Vice President and Assistant Treasurer since 2011	Vice President, Fund Administration and Tax, Virtus Investment Partners, Inc. (and predecessor firms) since 2008; Assistant Vice President, Phoenix Equity Planning Corporation 1995–2008; Vice President and Assistant Treasurer, Virtus Mutual Funds’ Complex (67 portfolios) since 1995

AUTOMATIC REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

All shareholders whose shares are registered in their own name with the Fund’s transfer agent are automatically participants in the Fund’s Automatic Reinvestment and Cash Purchase Plan. Shareholders may opt out of the plan and elect to receive all distributions in cash by contacting the plan administrator, Computershare Trust Company, N.A. (“Computershare”) at the address set forth below.

The plan also permits a nominee, other than a depository, to participate on behalf of those beneficial owners for whom it is holding shares and who elect to participate. However, some nominees may not permit a beneficial owner to participate without having the shares re-registered in the owner’s name.

Shareholders who participate in the plan will have all distributions on their common stock automatically reinvested by Computershare, as agent for the participants, in additional shares of common stock of the Fund. When a distribution is reinvested under the plan, the number of shares of common stock equivalent to the cash distribution is determined as follows:

1.	If shares of the Fund’s common stock are trading at net asset value or at a premium above net asset value at the valuation date, the Fund issues new shares of common stock at the greater of net asset value or 95% of the then current market price.

2.	If shares of the Fund’s common stock are trading at a discount from net asset value at the valuation date, Computershare receives the distribution in cash and uses it to purchase shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Shares are allocated to participants’ accounts at the average price per share, plus commissions, paid by Computershare for all shares purchased by it. If, before Computershare has completed its purchases, the market price equals or exceeds the most recent net asset value of the shares, Computershare may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day on which Computershare purchased shares or (b) 95% of the market price on such day. In such a case, the number of shares received by the participant in respect of the distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares.

The valuation date is the payable date of the distribution. On that date, Computershare compares that day’s net asset value per share and the closing price per share on the New York Stock Exchange and determines which of the two alternative procedures described above will be followed.

The reinvestment shares are credited to the participant’s plan account in the Fund’s stock records maintained by Computershare, including a fractional share to six decimal places. Computershare will send participants written confirmation of all transactions in the participant’s plan account, including information participants will need for tax records. Shares held in the participant’s plan account have full dividend and voting rights. Distributions paid on shares held in the participant’s plan account will also be reinvested.

The cost of administering the plan is borne by the Fund. There is no brokerage commission on shares issued directly by the Fund. However, participants do pay a pro rata share of brokerage commissions incurred (currently $0.02 per share but may vary and is subject to change) on any open market purchases of shares by Computershare.

The automatic reinvestment of distributions does not relieve participants of any income tax that may be payable on such distributions. A plan participant will be treated for federal income tax purposes as having received, on the payable date, a distribution in an amount equal to the cash the participant would have received instead of shares. If you participate in the plan, you will receive a Form 1099-DIV concerning the federal tax status of distributions paid during the year.

Plan participants may make additional voluntary cash payments of at least $100 per payment but not more than $3,000 per month (by check or automatic deduction from his or her U.S. bank account) for investment in the Fund by contacting Computershare. Computershare will use such cash payments to purchase shares of the Fund in the open market or in private transactions.

A shareholder may leave the plan at any time by written notice to Computershare. To be effective for any given distribution, notice must be received by Computershare at least seven business days before the record date for that distribution. When a shareholder leaves the plan:

1.	such shareholder may request that Computershare sell such shareholder’s shares held in such shareholder’s plan account and send such shareholder a check for the net proceeds (including payment of the value of a fractional share) after deducting the brokerage commission, or

2.	if no request is made, such shareholder will receive a statement for the number of full shares held in such shareholder’s plan account, along with a check for any fractional share interest. The fractional share interest will be sold on the open market.

The plan may be terminated by the Fund or Computershare with the Fund’s prior consent, upon notice in writing mailed to each participant.

These terms and conditions may be amended or supplemented by the Fund or Computershare with the Fund’s prior consent, at any time or times, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing appropriate written notice to each participant.

All correspondence concerning the plan should be directed to the plan administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, or contact Fund Services at (866) 270-7598. For more information regarding the plan, please visit the Fund’s website at www.dpgfund.com to view a copy of the plan in its entirety or contact us at (866) 270-7598.

Board of Directors

DAVID J. VITALE

Chairman

DONALD C. BURKE

STEWART E. CONNER

ROBERT J. GENETSKI

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

EILEEN A. MORAN

NATHAN I. PARTAIN, CFA

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

Officers

NATHAN I. PARTAIN, CFA

President and Chief Executive Officer

T. BROOKS BEITTEL, CFA

Senior Vice President and Secretary

DEBORAH A. JANSEN, CFA

Vice President and Chief Investment Officer

ALAN M. MEDER, CFA, CPA

Treasurer and Assistant Secretary

JOYCE B. RIEGEL

Chief Compliance Officer

W. PATRICK BRADLEY

Vice President and Assistant Treasurer

WILLIAM J. RENAHAN

Vice President and Assistant Secretary

JACQUELINE M. PORTER

Vice President and Assistant Treasurer

Duff & Phelps Global Utility Income Fund Inc.

Common stock listed on the New York Stock Exchange under the symbol DPG

Shareholder inquiries please contact:

Fund Services at (866) 270-7598 or

Email at Duff@virtus.com

Investment Adviser

Duff & Phelps Investment Management Co.

200 South Wacker Drive, Suite 500

Chicago, IL 60606

(312) 368-5510

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Transfer Agent and Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

Custodian

The Bank of New York Mellon

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

The text of the registrant’s Code of Ethics is posted on the registrant’s web site at www.dpgfund.com. In the event that the registrant makes any amendment to or grants any waiver from the provisions of the Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that two members of its audit committee, Philip R. McLoughlin and Carl F. Pollard, are audit committee financial experts and that each of them is “independent” for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant, Ernst & Young LLP, an independent registered public accounting firm (the “Independent Auditor”).

	Fiscal year ended October 31, 2014	Fiscal year ended October 31, 2013
(a) Audit Fees (1)	$51,000	$51,000
(b) Audit-Related Fees (2)(6)	0	0
(c) Tax Fees (3)(6)	$6,800	$28,400

(d) All Other Fees (4)(6)	0	0

Aggregate Non-Audit Fees (5)(6)	$6,800	$28,400

(1)	Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees.”
(3)	Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both periods shown in the table, such services consisted of review of the registrant’s annual federal and excise tax returns and preparation and analysis of state income tax returns.
(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”
(5)	Aggregate Non-Audit Fees are non-audit fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). During both periods shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.

(6)	No portion of these fees was approved by the Audit Committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and applicable regulations.

The audit committee of the board of directors of the registrant (the “Audit Committee”) jointly with the audit committee of the board of directors of DNP Select Energy Fund Inc. (“DNP”), Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”) and DTF Tax-Free Income Inc. (“DTF”), has adopted a Joint Audit Committee Pre-Approval Policy to govern the provision by the Independent Auditor to the Adviser or any other Covered Entity, if the engagement relates directly to the operations and financial reporting of the registrant. With respect to non-audit services rendered by the Independent Auditor to the Adviser or any other Covered Entity that were not required to be pre-approved by the Audit Committee because they do not relate directly to the operations and financial reporting of the registrant, the Audit Committee has nonetheless considered whether the provision of such services is compatible with maintaining the independence of the Independent Auditor.

Set forth below is a copy of the Joint Audit Committee Pre-Approval Policy (omitting data in the appendices relating to DNP, DUC and DTF).

DNP SELECT INCOME FUND INC. (“DNP”)

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC. (“DPG”)

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. (“DUC”)

DTF TAX-FREE INCOME INC. (“DTF”)

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(adopted on February 17, 2014 and amended June 19, 2014)

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of each of DNP Select Income Fund Inc., Duff & Phelps Global Utility Income Fund Inc., Duff & Phelps Utility and Corporate Bond Trust Inc. and DTF Tax-Free Income Inc. (each a “Fund” and, collectively, the “Funds”)(1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services

(1)	This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are independent directors. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval authority to its chairman, since under the Audit Committee’s charter each member of the Audit Committee, including the chairman, is required to be an independent director.

III.	Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV.	Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR.

The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V.	Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII.	Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year Ending in 2014

Dated: February 17, 2014 and amended June 19, 2014

Service		Fees (1)
		DPG	Affiliates(2)
1.	Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-SAR	$51,000	N/A
2.	Reading of the Fund’s semi-annual financial statements	(3)	N/A
3.	Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)	(3)	N/A

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)	Fees for pre-approved services designated with a (3) shall either be included in the fee approved for item 1 of this Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (3) in Appendices A and B may not exceed 10% of the fee approved for item 1 of this Appendix A.

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2014

Dated: February 17, 2014 and amended June 19, 2014

Service		Fees (1)
		DPG	Affiliates(2)
1.	Issuance of annual agreed-upon procedures letters relating to the Fund’s preferred stock or commercial paper, if any	N/A	N/A
2.	Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters	(3)	N/A
3.	Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters	(3)	N/A
4.	Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	(3)	N/A
5.	General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	(3)	N/A

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)	Fees for pre-approved services designated with a (3) shall either be included in the fee approved for item 1 of Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (3) in Appendices A and B may not exceed 10% of the fee approved for item 1 of Appendix A.

Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2014

Dated: February 17, 2014 and amended June 19, 2014

Service		Range of Fees (1)
		DPG	Affiliates (2)
1.	Review of federal and excise tax returns, including review of required distributions to avoid excise tax	$6,000	N/A
2.	Preparation of state tax returns and analysis of state filing requirements related to partnerships	$500-$1,000 per return	N/A
3.	Consultations with the Fund’s management as to the tax treatment of transactions or events	$8,000-$15,000 (3)(4)	N/A
4.	Tax advice and assistance regarding statutory, regulatory or administrative developments	(5)	N/A

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)	This fee was pre-approved on June 19, 2014 by the Audit Committee and thereby became part of this Pre-approval Policy.

(4)	This is a fund complex fee that covers consultations relating not only to the Fund, but also to three other closed-end investment companies advised by the Adviser: DNP Select Income Fund Inc., Duff & Phelps Utility and Corporate Bond Trust Inc. and DTF Tax-Free Income Inc.

(5)	Fees for pre-approved services designated with a (5) shall either be included in the fee approved for item 1 of this Appendix C or may be separately charged, provided that the aggregate separate charges for all services designated with a (5) in this Appendix C may not exceed 10% of the fee approved for item 1 of this Appendix C.

Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2014

Dated: February 17, 2014 and amended June 19, 2014

Service	Range of Fees (1)
	DPG	Affiliates(2)
None

(1)	In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)	These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

Appendix E

Prohibited Non-Audit Services

■	Bookkeeping or other services related to the accounting records or financial statements of the audit client

■	Financial information systems design and implementation

■	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

■	Actuarial services

■	Internal audit outsourcing services

■	Management functions

■	Human resources

■	Broker-dealer, investment adviser or investment banking services

■	Legal services

■	Expert services unrelated to the audit

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Audit Committee are Robert J. Genetski, Philip R. McLoughlin and Carl F. Pollard.

Item 6. Investments.

A schedule of investments is included as part of the report to stockholders filed under Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

DNP SELECT INCOME FUND INC.

DTF TAX FREE INCOME INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.

PROXY VOTING POLICIES AND PROCEDURES

Last Revised June 19, 2014

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co.

B.	“Adviser’s Act” refers to the Investment Adviser’s Act of 1940, as amended.

C.

“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.

“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

E.	“executive compensation matters” refers to stock option plans and other executive compensation issues including votes on “say on pay” and “golden parachutes.”

F.	“Fund” refers to DNP Select Income Fund Inc., DTF Tax-Free Income Inc., Duff & Phelps Utility and Corporate Bond Trust Inc., Duff & Phelps Global Utility

Income Fund Inc. or Duff & Phelps Diversified Income Fund Inc. as the case may be.

G.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

H.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

I.

“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

J.	“social issues” refers to social, political and environmental issues.

K.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.

General policy. It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

III.	Factors to consider when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); strategic plan of dissident slate and quality of critique against management; evaluation of what each side is offering shareholders; strategic plan of dissident slate and quality of critique against management as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

D.

In analyzing contested elections for director, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

E.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

F.

In analyzing executive compensation matters and management matters, the Delegate shall vote on a case-by-case basis, taking into consideration a company’s overall pay program and demonstrated pay-for-performance philosophy, and generally disfavoring such problematic pay practices as (i) repricing or replacing of underwater stock options, (ii) excessive perquisites or tax gross-ups and (iii) change-in-control payments that are excessive or are payable based on a “single trigger” (i.e., without involuntary job loss or substantial diminution of duties). With respect to the advisory vote on the frequency of “say on pay” votes, the Delegate shall vote in favor of the option that received majority support from shareholders in the most recent advisory vote. If no option received majority support and the board implemented an option that is less frequent than that which received a plurality, but not majority of votes cast, additional factors will be taken into consideration on a case-by-case basis, including the board’s rationale for implementing a less recurring “say on pay” vote, ownership structure, compensation concerns and ‘say on pay” support level from the prior year.

G.

The Delegate shall generally vote against shareholder proposals on social issues, except where the Delegate determines that a different position would be in the clear economic interests of the Fund and its shareholders.

IV.	Responsibilities of Delegates.

A.

In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

B.

The Adviser may delegate the administration of proxy activities hereunder to a proxy committee established from time to time by the Adviser and may engage one or more qualified, independent organizations to vote proxies on behalf of the Fund. The Adviser shall be responsible for the ensuring that any such Delegate is informed of and complies with these Policies and Procedures.

C.

In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

D.

No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

V.	Conflicts of interest

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.

The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.

A copy of the current Proxy Voting Policies and Procedures and the voting records for the Fund, reconciling proxies with portfolio holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.

In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.

The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act as amended. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.

The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.

In performing its duties hereunder, any Delegate or authorized committee may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate. The Adviser may delegate its voting responsibilities hereunder to a Proxy Committee established by the Adviser.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for their amendment and/or approval.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

In this Item, the term “Fund” refers to the registrant, Duff & Phelps Global Utility Income Fund Inc.

The Fund’s Portfolio Managers

The same team of investment professionals employed by Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”) has been responsible for the day-to-day management of the Fund’s portfolio since the Fund began making investments in July 2011. The members of that investment team and their respective areas of responsibility and expertise, as of December 19, 2014, are as follows:

Deborah A. Jansen, CFA, is Chief Investment Officer of the Fund. Ms. Jansen has been a Senior Managing Director of the Adviser since July 2014 (Senior Vice President from 2001 to 2014). Ms. Jansen concentrates her research on the global electric and natural gas industries and Ms. Jansen has final investment authority with respect to the Fund’s entire investment portfolio. Prior to joining the Adviser in 2001, Ms. Jansen was a Senior Vice President, Principal and Equity Portfolio Manager at Stein Roe and Farnham, Inc. from 1996 to 2000.

Eric J. Elvekrog, CFA, CPA, is a Portfolio Manager of the Fund. Mr. Elvekrog has been a Managing Director of the Advisor since July 2014 (Vice President from 2001-2014) and has been an Analyst for the Adviser since 1993. Mr. Elvekrog assists Ms. Jansen in leading the portfolio management team and is authorized to make investment decisions in her absence. He concentrates his research on the global telecommunications industries.

Other Accounts Managed by the Fund’s Portfolio Managers

The following table provides information as of October 31, 2014 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for other mutual funds within the same fund complex or other similar accounts. For purposes of this disclosure, the term “fund complex’ includes the Fund and all other investment companies advised by affiliates of Virtus Investment Partners, Inc. (“Virtus”), the Adviser’s ultimate parent company. As of October 31, 2014, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3)

Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Deborah A. Jansen	0	$0	0	$0	0	$0

Eric J. Elvekrog	0	$0	0	$0	0	$0

(1)	Registered Investment Companies include all mutual funds and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed- end investment companies.

(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds.

(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

Compensation of the Fund’s Portfolio Managers

The following is a description of the compensation structure of the Fund’s portfolio managers.

The Adviser is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus and its affiliated investment management firms, including the Adviser, believe that their compensation programs are adequate and competitive to attract and retain high caliber investment professionals. The portfolio managers receive a base salary, an incentive bonus opportunity, and a benefits package, as detailed below. Highly-compensated individuals participate in a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus board approval, and may also take advantage of opportunities to defer their compensation and potentially defer their current tax liability.

Base Salary: Each portfolio manager is paid a fixed base salary, which is determined by Virtus and the Adviser and is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management utilizes results of investment industry compensation surveys conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus: Incentive bonus pools are based on firm profits. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year. Performance of the Fund managed is measured over one-, three- and five-year periods (if the fund has been in existence for such periods). Generally, an individual manager’s participation is based on the performance of each fund managed as weighted roughly by total assets in each of these funds.

Incentive bonus compensation of the Fund’s portfolio managers is currently comprised of two main components:

First, 70% of the incentive is based on: (i) the pre-tax performance of the Fund, as measured by earnings per share and total return over one-, three-, and five-year periods (if the Fund has been in existence for such periods) against specified benchmarks and/or peer groups; (ii) the success of the individual manager in achieving assigned goals; and (iii) a subjective assessment of the manager’s contribution to the efforts of the team. The total return component of the performance portion of portfolio managers’ incentive bonus compensation is compared to a composite of the MSCI U.S. Utilities, MSCI World ex U.S. Utilities, MSCI World Telecom Services, and Alerian MLP indices weighted to reflect the stock sector allocation of the Fund. Portfolio managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products, weighted according to the proportion of the manager’s time that is allocated to each specific product.

Second, 30% of the target incentive is based on financial measures of Virtus. These financial measures include: adjusted earnings before interest, tax, depreciation and amortization; gross inflows; and product investment performance. A portion of the total incentive bonus can be paid in Virtus RSUs that vest over three years.

The performance portion of portfolio managers’ incentive bonus compensation is not based on the value of assets held in the Fund’s portfolio (except to the extent that the level of assets in the Fund’s portfolio affects the advisory fee received by the Adviser and, thus indirectly, the profitability of Virtus).

Other Benefits: Portfolio managers are eligible to participate in a 401(k) plan, health insurance, and other benefits offered generally to the firm’s employees that could include granting of RSUs in Virtus stock.

Equity Ownership of Portfolio Managers

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of October 31, 2014, by each of the portfolio managers identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Deborah A. Jansen	$10,001-$50,000
Eric J. Elvekrog	$50,001-$100,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act of 1934) (“the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s proxy statement dated May 8, 2014), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)

There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Duff & Phelps Global Utility Income Fund Inc.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain President and Chief Executive Officer (Principal Executive Officer)

Date	December 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Nathan I. Partain
Nathan I. Partain President and Chief Executive Officer (Principal Executive Officer)

Date	December 19, 2014

By (Signature and Title)	/s/ Alan M. Meder
Alan M. Meder Treasurer and Assistant Secretary (Principal Financial Officer)

Date	December 19, 2014